Filed pursuant to Rule 497
File No. 333-175624

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 9 dated January 8, 2015

to

Prospectus dated April 30, 2014

This Supplement No. 9 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 30, 2014 (the “Prospectus”), Supplement No. 1 to the Prospectus dated July 11, 2014, Supplement No. 2 to the Prospectus dated August 6, 2014, Supplement No. 3 to the Prospectus dated August 28, 2014, Supplement No. 4 to the Prospectus dated October 2, 2014, Supplement No. 5 to the Prospectus dated October 9, 2014, Supplement No. 6 to the Prospectus dated November 13, 2014, Supplement No. 7 to the Prospectus dated December 3, 2014, and Supplement No. 8 to the Prospectus dated January 2, 2015.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

Fifth Amendment to the Expense Support and Reimbursement Agreement

On December 9, 2014, the Board approved the Fifth Amendment to the Expense Support and Reimbursement Agreement between Sierra Income Corporation and SIC Advisors, LLC (the “Fifth Amendment”). Pursuant to the Fifth Amendment, the period during which SIC Advisors, LLC will reimburse the Company for operating expenses under the Expense Support and Reimbursement Agreement has been extended from December 31, 2014 to June 30, 2015.

As a result of the above change, the following sections of the Prospectus are amended as follows:

•

The ninth sentence in the first full paragraph on page 12 under the section entitled, “Summary — Distribution Policy,” the tenth sentence in the first paragraph on page 112 under the section entitled, “Distributions,” and the twelfth sentence in the third paragraph on page 125 under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Distributions,” are hereby deleted in their entirety and replaced with the following sentence:

“The Adviser has no obligation to make expense support payments pursuant to the Expense Support Agreement after June 30, 2015, unless the Expense Support Agreement is extended.”

•

The final two sentences in the third paragraph on page 107 under the heading, “Certain Relationships and Related Party Transactions — Expense Support Agreement,” the final sentence in the third paragraph on page 112 and the fifth sentence in the final paragraph on page 113 under the heading, “Distributions,” and the final two sentences in the penultimate paragraph on page 121 under the heading, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Expense Support and Reimbursement Agreement,” are hereby deleted in their entirety and replaced with the following sentence:

“The terms of the Expense Support Agreement commenced as of the date that our registration statement was declared effective by the SEC and will continue until June 30, 2015, unless extended.”

Estimated Use of Proceeds

Due to a typographical error contained in the Prospectus, the line item entitled “Net Proceeds/Amount Available for Investments” in the table on page 56, under the section entitled “Estimated Use of Proceeds,” reflected an incorrect value under the column entitled “Maximum Offering.” The $1,706,625,000 figure in this line item should have instead reflected a lower amount—$1,368,438,000. The figures in the table were calculated based on the offering price of $10.25 per share, which was the offering price as of the date of the Prospectus.

As a result of the above change, this supplement replaces the existing table found on page 56 of the Prospectus with the following table:

	$250 Million Raised		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$250,000,000	100%	$1,537,500,000	100%
Less:
Selling commissions	$17,500,000	7.00%	$107,625,000	7.00%
Dealer manager fee	$6,875,000	2.75%	$42,218,250	2.75%
Offering expenses	$3,125,000	1.25%	$19,218,750	1.25%

Net Proceeds/Amount Available for Investments	$222,500,000	89.00%	$1,368,438,000	89.00%